UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
Floating Rate Notes due 2019	TMO 19A	New York Stock Exchange
Floating Rate Notes due 2020	TMO /20A	New York Stock Exchange
1.500% Notes due 2020	TMO 20A	New York Stock Exchange
2.150% Notes due 2022	TMO 22A	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 22, 2019, the stockholders of the Company voted on the following proposals:

1.	The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2020 annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	334,660,381	4,220,115	147,239	23,744,090
Nelson J. Chai	335,682,958	3,173,065	171,712	23,744,090
C. Martin Harris	336,132,171	2,740,581	154,983	23,744,090
Tyler Jacks	332,549,766	6,324,805	153,164	23,744,090
Judy C. Lewent	333,972,142	4,917,932	137,661	23,744,090
Thomas J. Lynch	324,305,322	14,513,485	208,928	23,744,090
Jim P. Manzi	331,930,927	6,825,043	271,765	23,744,090
James C. Mullen	333,359,932	5,496,772	171,031	23,744,090
Lars R. Sørensen	330,597,311	8,116,535	313,889	23,744,090
Scott M. Sperling	324,853,814	13,966,741	207,180	23,744,090
Elaine S. Ullian	324,932,238	13,924,384	171,113	23,744,090
Dion J. Weisler	335,950,095	2,922,843	154,797	23,744,090

2.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	291,652,495
Against:	46,630,508
Abstain:	744,732
Broker Non-Votes:	23,744,090

3.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019 was ratified.

For:	353,471,627
Against:	9,077,593
Abstain:	222,605

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 23, 2019	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel